LAZARD ASSET MANAGEMENT

Lazard Global Total
Return and Income
Fund, Inc.

First Quarter Report

M A R C H  3 1,  2 0 1 1

Lazard Global Total Return and Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the quarter ended March 31, 2011. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the first quarter of 2011, the Fund’s net asset value (“NAV”) performance lagged its benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”). However, we are pleased with LGI’s favorable NAV performance since inception. We believe that LGI’s investment thesis remains sound and that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2011)

For the first quarter of 2011, the Fund’s NAV increased 3.3%, underperforming the Index gain of 4.8%. Over the one-year period ended March 31, 2011, the NAV gain of 4.1% was significantly behind the Index gain of 13.5%. However, the Fund’s NAV performance has outperformed the Index for the five-year period and, since inception, has returned 5.7% (annualized) versus 5.4% (annualized) for the Index. Shares of LGI ended the first quarter of 2011 with a market price of $15.38, representing a 10.2% discount to the Fund’s NAV of $17.12.

The Fund’s net assets were $164.3 million as of March 31, 2011 with total leveraged assets of $204.4 million, representing a 19.6% leverage rate. This leverage rate was higher than last quarter’s and well below the maximum permitted leverage rate of 33⅓%.

Within the global equity portfolio, stock selection in the consumer discretionary sector helped performance during the first quarter. However stock selection in health care and information technology detracted from performance. The smaller, short-duration1 emerging market currency and debt portion of the Fund has experienced modest positive performance in the first quarter of 2011, and has been a positive contributor to performance since the Fund’s inception.

As of March 31, 2011, 73.3% of the Fund’s total leveraged assets consisted of global equities and 26.0% consisted of emerging market currency and debt instruments, while the remaining 0.7% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year (December 31, 2010). The current monthly distribution rate per share of $0.08766 represents a distribution yield of 6.8% based on the Fund’s $15.38 market price as of the close of trading on the NYSE on March 31, 2011. It is currently estimated that $0.16121 of the $0.2630 distributed per share year-to-date through March 31, 2011 may represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

Global Equity Portfolio
(73.3% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with, we believe, strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Bank of New York Mellon, a U.S.-based company that provides financial products and services for institutions and individuals worldwide; Canon Inc., a Japanese manufacturer and distributor of network digital multifunction devices, copying machines, printers and cameras; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of March 31, 2011, 52.4% of these stocks were based in North America, 21.8% were based in Continental Europe (not including the United Kingdom), 14.7% were from the United Kingdom, 5.9% were from the rest of Asia (not including Japan), and 5.2% were from Japan. The global equity portfolio is similarly well-diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2011, were information technology (21.6%), which includes computer software, technology hardware, semiconductors, and services companies, and health care (16.6%), which includes health care equipment & services and pharmaceuticals biotechnology & life sciences companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, industrials, materials, financials, and telecommunication services. The average dividend yield on the securities held in the global equity portfolio was approximately 3.0% as of March 31, 2011.

Global Equity Markets Review
The first quarter of 2011 was eventful, volatile, and ultimately concluded with a meaningful increase in world equity markets. Specifically, the MSCI All Country World® Index gained over 4% during a quarter in which a number of negative events occurred: the Japanese earthquake, tsunami, and nuclear crisis; unrest and civil war in the Middle East and North Africa; and the ongoing sovereign debt problems of peripheral Europe, with Portugal being the most recent focus. Additionally, commodity prices, including oil, rose, as did inflation in a number of emerging markets. However, these negative factors were more than offset by better-than-expected economic and corporate earnings growth in many areas, which propelled share prices higher.

Regionally, the United States and Europe were notably strong performers as corporate earnings growth led those markets higher. Japanese equities were volatile, and the market posted negative returns following the tragic events in the country. Emerging markets underperformed versus the Index on concerns over inflation, rising interest rates, and the turmoil in the Middle East and North Africa.

In currency markets, the euro and British pound appreciated relative to the U.S. dollar due to the perception that European central banks will tighten monetary policy before the U.S. Federal Reserve does the same. The Japanese yen was volatile but depreciated overall versus the U.S. dollar.

Sector leadership was mixed between cyclical and defensive sectors. Energy was the best-performing sector, as oil prices rose due to conflict in the Middle East and North Africa, which could potentially affect supply. Industrials outperformed the Index due to perceived GDP improvements. However, other economically sensitive sectors, consumer discretionary and materials, underperformed. Consumer staples underperformed on worries that rising input costs would crimp margins. Utilities continued to underperform on oversupply concerns and on the newfound fear that the Japanese nuclear crisis would devalue nuclear assets around the world.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

What Helped and What Hurt LGI
Within the global equity portfolio, stock selection in the information technology and health care sectors hurt relative performance during the quarter. Japanese company Canon underperformed due to concerns following the tragic events in that country and a position in Cisco also hurt performance as shares fell after providing downbeat commentary regarding its business prospects. A position in Novartis also negatively impacted the portfolio, despite EU regulatory backing for a new multiple sclerosis drug, as a drop in vaccine sales was reported.

In contrast, stock selection in consumer discretionary benefitted the strategy, led by a position in Comcast. Comcast performed well on strong results and the closing of the NBC Universal deal. The strategy’s low exposure to the utilities sector also added to returns. The sector continued to underperform in the first quarter as electricity oversupply in Europe continued and utilities with nuclear assets were devalued.

Emerging Market Currency and Debt Portfolio
(26.0% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of March 31, 2011, this portfolio consisted of forward currency contracts (70.4%) and sovereign debt obligations (29.6%). The average duration of the emerging market currency and debt portfolio increased from approximately 5 months to approximately 9 months during the first quarter with an average yield of 6.2%2 as of March 31, 2011.

Emerging Market Currency and Debt Market Review
Emerging Market (EM) central banks continue to normalize monetary conditions in response to favorable economic growth and rising inflationary pressures. Accordingly, results were supported by higher yields and modest EM currency gains. Emerging market monetary tightening measures have come in many forms, limited not only to hard measures taken with regard to interest rate policy, but also quantitative tightening actions such as higher reserve requirement ratios and more flexible currency policies. Indeed, the group of central banks that raised interest rates during the month was diverse and included Israel, Vietnam, India, Brazil, Peru, Chile, South Korea, Thailand, Serbia, Uruguay, Colombia, Kenya, and the Philippines. Others countries such as China, Turkey, Russia, Romania, Brazil, and Indonesia relied on reserve requirement ratio hikes or they demonstrated tolerance for currency gains in an effort to mitigate imported food and energy price pressures.

The U.S. Federal Reserve’s continued loose monetary stance, coupled with rising geopolitical tensions in the Middle East and North Africa, have propelled energy prices sharply higher, increasing inflation and fiscal (i.e., subsidy-related) pressures in the emerging world. Thus far, neither the EM monetary tightening measures nor an increase in the price of oil has negatively impacted global growth but we feel that this potential risk should be monitored closely. EM local markets proved to be resilient to the events in the Middle East and North Africa and the downturn in global equity, commodity, and risk markets, following the tsunami in Japan.

What Helped and What Hurt LGI
In Emerging Europe, Romania and Serbia helped due to export-led growth recoveries, rising foreign direct investment inflows, and sound policy implementation. The Czech koruna recovered sharply from weakness early in the quarter into which we had aggressively added to our position.

Mexico, the top-performing Latin local market and the Fund’s heaviest weighting, benefited from high energy prices, the cyclical U.S. rebound, and a relatively non-interventionist central bank. Brazil also contributed as its strong domestic economy and relentless pace of capital inflows fueled ongoing foreign exchange gains, which complemented high local yields.

South Korea, India, and Malaysia benefited from rate hikes, rising inflation, and ample inflows supported the won and rupee, while Malay local markets maintained low levels of volatile Asian revaluation exposure, sup-

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

ported by the country’s substantial (10-11%/GDP) current account surplus.

Russia and Kazakhstan benefited from a quickening pace of foreign currency exchange appreciation. Substantial terms of trade gains from rising energy prices, coupled with above-target domestic inflation led to more flexible currency policies in both countries.

Turkish exposure detracted from Fund performance due to lira depreciation. The central bank’s unorthodox monetary framework, investors’ inflation concerns, and rising oil prices (which further worsen the country’s trade imbalance) fueled weakness. However, a very aggressive reserve requirement hike aimed at cooling the rate of credit growth and reigning in economic imbalances prompted renewed investor inflows and the lira recouped some of its earlier losses during March. Longstanding Egyptian exposure also detracted as treasury bill positions were liquidated following the popular uprising, which resulted in Mubarak’s exodus, brought economic activity to an abrupt halt and weakened the money market during the quarter. Uganda and Kenya also hurt due to political tensions in the former, and rising inflation across the East African region. Both central banks have tightened liquidity since quarter-end, supporting currency performance and higher yields in the interim.

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of March 31, 2011; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Average Annual Total Returns*
Periods Ended March 31, 2011
(unaudited)

	One Year	Five Years	Since Inception**

Market Price	6.66%	3.94%	4.23%
Net Asset Value	4.13%	2.20%	5.65%
MSCI World Index	13.45%	2.08%	5.38%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
March 31, 2011 (unaudited)

Security	Value	Percentage of Net Assets

International Business Machines Corp.	$6,327,116	3.9%
Johnson & Johnson	6,179,775	3.8
Oracle Corp.	6,150,091	3.7
The Home Depot, Inc.	6,133,430	3.7
United Technologies Corp.	5,832,385	3.6
HSBC Holdings PLC Sponsored ADR	5,815,845	3.5
Microsoft Corp.	5,746,576	3.5
Singapore Telecommunications, Ltd. ADR	5,241,514	3.2
Halliburton Co.	4,480,616	2.7
BP PLC Sponsored ADR	4,324,528	2.6

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments
March 31, 2011 (unaudited)

Description	Shares	Value

Common Stocks—91.2%
Australia—2.2%
BHP Billiton, Ltd. Sponsored ADR	38,500	$3,691,380

Finland—1.1%
Sampo Oyj A Shares ADR	109,500	1,746,525

France—6.5%
GDF Suez Sponsored ADR	75,981	3,115,221
Sanofi-Aventis SA ADR	105,200	3,705,144
Total SA Sponsored ADR	64,000	3,902,080

Total France		10,722,445

Germany—2.2%
SAP AG Sponsored ADR	59,300	3,638,648

Ireland—1.4%
CRH PLC Sponsored ADR	98,300	2,282,526

Italy—1.1%
Eni SpA Sponsored ADR	36,350	1,785,876

Japan—5.3%
Canon, Inc. Sponsored ADR	44,700	1,937,745
Hoya Corp. Sponsored ADR (c)	73,500	1,672,125
Mitsubishi UFJ Financial Group,
Inc. ADR	528,000	2,428,800
Nomura Holdings, Inc. ADR (c)	332,600	1,729,520
Sumitomo Mitsui Financial Group,
Inc. Sponsored ADR	160,600	1,003,750

Total Japan		8,771,940

Singapore—3.2%
Singapore Telecommunications, Ltd.
ADR (c)	217,400	5,241,514

Spain—1.6%
Banco Santander SA Sponsored ADR	220,693	2,586,522

Switzerland—7.4%
Novartis AG ADR	78,900	4,288,215
Roche Holding AG Sponsored ADR	92,400	3,321,780
UBS AG (a)	107,587	1,941,945
Zurich Financial Services AG ADR	92,500	2,597,400

Total Switzerland		12,149,340

United Kingdom—13.4%
BP PLC Sponsored ADR (c)	97,973	4,324,528
British American Tobacco PLC
Sponsored ADR	37,700	3,053,323
GlaxoSmithKline PLC Sponsored
ADR (c)	80,200	3,080,482
HSBC Holdings PLC Sponsored
ADR (c)	112,275	5,815,845
Unilever PLC Sponsored ADR	99,100	3,034,442
WM Morrison Supermarkets PLC
ADR	120,300	2,664,645

Total United Kingdom		21,973,265

United States—45.8%
Cisco Systems, Inc. (c)	220,400	3,779,860
Comcast Corp., Class A	160,900	3,736,098
ConocoPhillips	32,900	2,627,394
Emerson Electric Co.	67,600	3,949,868
Halliburton Co.	89,900	4,480,616
Honeywell International, Inc. (c)	64,700	3,863,237
Intel Corp.	155,400	3,134,418
International Business Machines
Corp. (c)	38,800	6,327,116
Johnson & Johnson (c)	104,300	6,179,775
Merck & Co., Inc.	75,300	2,485,653
Microsoft Corp. (c)	226,600	5,746,576
Oracle Corp.	184,300	6,150,091
PepsiCo, Inc.	41,100	2,647,251
Pfizer, Inc. (c)	87,566	1,778,466
The Bank of New York Mellon
Corp. (c)	103,600	3,094,532
The Home Depot, Inc. (c)	165,500	6,133,430
United Technologies Corp.	68,900	5,832,385
Wal-Mart Stores, Inc.	62,800	3,268,740

Total United States		75,215,506

Total Common Stocks
(Identified cost $151,669,026)		149,805,487

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Description	Principal Amount (000) (d)	Value

Foreign Government
Obligations—13.4%
Brazil—3.8%
Brazil NTN-F:
10.00%, 01/01/12	4,500	$2,781,817
10.00%, 01/01/13	5,795	3,489,260

Total Brazil		6,271,077

Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	305,000	207,886

Ghana—0.6%
Ghana Government Bonds:
16.00%, 05/02/11	460	305,458
13.67%, 06/11/12	790	528,009
15.00%, 12/10/12	320	218,030

Total Ghana		1,051,497

Israel—0.9%
Israel Consumer Price
Index-Linked Bond,
3.00%, 10/31/19	4,869	1,550,973

Mexico—3.1%
Mexican Bonos:
9.00%, 12/20/12	9,530	847,123
8.00%, 12/17/15	20,500	1,797,862
7.75%, 12/14/17	7,000	607,460
Mexican Cetes,
0.00%, 04/07/11	67,900	570,375
Mexican Udibonos:
4.50%, 12/18/14	1,520	622,928
5.00%, 06/16/16	1,480	624,080

Total Mexico		5,069,828

Poland—1.0%
Poland Government Bonds:
5.75%, 04/25/14	4,062	1,446,516
3.00%, 08/24/16	420	150,531

Total Poland		1,597,047

Romania—1.2%
Romania Treasury Bills:
0.00%, 04/20/11	1,200	411,166
0.00%, 08/17/11	4,520	1,516,093

Total Romania		1,927,259

South Africa—1.6%
Republic of South Africa:
13.50%, 09/15/15	4,417	789,536
8.25%, 09/15/17	7,817	1,143,499
8.00%, 12/21/18	2,462	350,612
7.25%, 01/15/20	2,290	309,161

Total South Africa		2,592,808

Turkey—1.1%
Turkey Government Bonds:
0.00%, 08/08/12	1,497	862,386
0.00%, 11/07/12	1,515	854,896

Total Turkey		1,717,282

Total Foreign Government
Obligations
(Identified cost $20,227,508)		21,985,657

Description	Shares	Value

Short-Term Investment—0.1%
State Street Institutional Treasury
Money Market Fund
(Identified cost $227,694)	227,694	227,694

Total Investments—104.7%
(Identified cost $172,124,228) (b)		$172,018,838
Liabilities in Excess of Cash
and Other Assets—(4.7)%		(7,762,427)

Net Assets—100.0%		$164,256,411

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2011:

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ARS	UBS	04/08/11	1,719,601	$423,000	$423,864	$864	$—
ARS	CIT	04/11/11	3,570,006	874,787	879,568	4,781	—
ARS	JPM	04/11/11	2,264,198	554,000	557,847	3,847	—
ARS	UBS	05/09/11	1,732,079	423,000	424,812	1,812	—
ARS	UBS	05/18/11	2,714,184	658,000	664,429	6,429	—
ARS	BNP	05/23/11	3,528,875	862,595	862,961	366	—
ARS	UBS	05/23/11	389,329	95,000	95,208	208	—
ARS	CIT	05/31/11	2,101,761	513,000	513,111	111	—
ARS	UBS	06/09/11	1,744,854	423,000	425,176	2,176	—
BRL	BRC	04/04/11	955,951	586,941	585,521	—	1,420
BRL	HSB	04/04/11	6,732,558	4,060,650	4,123,699	63,049	—
BRL	HSB	05/02/11	1,198,269	715,000	730,039	15,039	—
CLP	BRC	04/14/11	226,765,000	475,000	474,255	—	745
CLP	BNP	04/18/11	189,930,000	390,000	397,052	7,052	—
CLP	HSB	04/19/11	208,835,100	423,000	436,528	13,528	—
CLP	BNP	05/09/11	380,244,375	794,709	793,255	—	1,454
CLP	BNP	05/16/11	203,847,100	422,000	425,016	3,016	—
CLP	BNP	06/03/11	139,999,400	292,000	291,464	—	536
CLP	BNP	06/30/11	200,701,000	414,286	416,623	2,337	—
CLP	CSF	09/26/11	392,229,000	796,000	806,519	10,519	—
CNY	JPM	05/27/11	4,780,375	731,000	731,870	870	—
CNY	JPM	05/27/11	492,029	72,177	75,329	3,152	—
CNY	BRC	07/29/11	5,434,092	813,000	834,844	21,844	—
CNY	BRC	07/29/11	1,097,824	169,000	168,660	—	340
CNY	BRC	07/29/11	254,486	38,000	39,097	1,097	—
CNY	JPM	07/29/11	4,071,165	609,000	625,457	16,457	—
CNY	JPM	07/29/11	1,460,246	222,074	224,339	2,265	—
COP	HSB	04/25/11	727,350,000	390,000	389,520	—	480
COP	CIT	05/16/11	1,543,056,000	825,428	827,631	2,203	—
COP	HSB	05/24/11	726,570,000	390,000	389,852	—	148
CZK	CIT	04/15/11	15,503,616	867,291	895,406	28,115	—
CZK	CIT	04/15/11	5,552,998	317,166	320,711	3,545	—
CZK	BNP	04/26/11	22,053,150	1,227,292	1,273,558	46,266	—
EUR	BRC	04/04/11	505,051	671,407	715,758	44,351	—
EUR	BRC	04/04/11	432,841	569,400	613,422	44,022	—
EUR	BRC	04/04/11	94,807	127,000	134,361	7,361	—

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2011 (continued):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

EUR	CIT	04/04/11	246,642	$347,827	$349,541	$1,714	$—
EUR	BNP	04/26/11	600,000	827,371	849,972	22,601	—
EUR	BNP	04/29/11	628,000	884,978	889,588	4,610	—
EUR	CIT	04/29/11	306,000	431,537	433,462	1,925	—
EUR	JPM	06/14/11	248,708	343,230	351,986	8,756	—
EUR	BRC	07/05/11	613,138	869,046	867,338	—	1,708
GHS	CIT	04/08/11	122,000	79,660	80,573	913	—
GHS	SCB	04/11/11	411,650	271,949	271,607	—	342
GHS	CIT	04/14/11	122,000	79,417	80,419	1,002	—
GHS	CIT	04/26/11	1,155,000	756,385	758,420	2,035	—
GHS	SCB	04/29/11	437,000	285,621	286,677	1,056	—
GHS	JPM	05/10/11	291,653	185,000	190,749	5,749	—
GHS	SCB	05/16/11	1,000,000	646,538	652,970	6,432	—
GHS	CIT	06/21/11	117,000	74,808	75,619	811	—
GHS	BRC	07/05/11	246,480	158,000	158,644	644	—
GHS	JPM	07/05/11	269,004	174,000	173,142	—	858
GHS	BRC	10/11/11	237,330	109,369	148,438	39,069	—
IDR	BRC	04/18/11	7,496,940,000	814,000	859,041	45,041	—
ILS	BRC	04/04/11	2,690,879	774,131	773,186	—	945
ILS	BRC	04/04/11	428,434	118,000	123,104	5,104	—
INR	SCB	04/13/11	38,778,000	843,000	868,248	25,248	—
INR	SCB	04/15/11	18,207,540	403,000	407,517	4,517	—
INR	JPM	04/25/11	19,666,860	433,000	439,352	6,352	—
INR	BNP	05/31/11	42,264,610	902,608	937,926	35,318	—
INR	SCB	07/21/11	23,782,000	506,000	522,674	16,674	—
KES	CIT	04/05/11	41,313,000	507,219	498,046	—	9,173
KES	CIT	04/11/11	23,579,900	282,056	284,265	2,209	—
KES	SCB	04/28/11	20,161,590	237,000	243,052	6,052	—
KES	CIT	05/05/11	41,313,000	495,479	498,035	2,556	—
KRW	SCB	04/15/11	1,090,034,400	966,000	993,048	27,048	—
KRW	SCB	04/18/11	854,941,500	747,000	778,735	31,735	—
KRW	BRC	04/22/11	593,971,000	530,000	540,898	10,898	—
KRW	HSB	04/28/11	954,700,500	849,000	869,087	20,087	—
KRW	JPM	04/28/11	480,336,300	426,000	437,262	11,262	—
KRW	BRC	05/23/11	504,828,000	444,000	458,822	14,822	—
KRW	BRC	05/31/11	433,570,000	388,504	393,852	5,348	—

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2011 (continued):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

KRW	SCB	08/11/11	486,080,000	$434,000	$439,630	$5,630	$—
KZT	BRC	04/01/11	56,874,000	385,979	390,605	4,626	—
KZT	BRC	05/03/11	66,555,000	452,294	457,397	5,103	—
KZT	BRC	05/03/11	35,520,000	241,468	244,109	2,641	—
KZT	HSB	05/03/11	54,115,000	372,180	371,903	—	277
KZT	CIT	05/10/11	41,044,475	279,024	282,155	3,131	—
KZT	HSB	05/10/11	40,996,000	278,600	281,822	3,222	—
KZT	HSB	05/10/11	32,597,000	221,673	224,084	2,411	—
KZT	BRC	05/20/11	33,277,500	225,901	228,860	2,959	—
KZT	BRC	05/20/11	30,763,200	208,706	211,569	2,863	—
KZT	CIT	06/09/11	17,612,000	119,728	121,219	1,491	—
KZT	HSB	06/15/11	17,612,000	119,687	121,236	1,549	—
KZT	BRC	06/20/11	30,763,200	208,734	211,789	3,055	—
KZT	HSB	06/28/11	34,752,000	235,927	239,293	3,366	—
KZT	BRC	06/30/11	17,760,000	120,554	122,296	1,742	—
KZT	CIT	07/18/11	49,299,000	335,025	339,594	4,569	—
KZT	BRC	08/02/11	66,555,000	452,447	458,587	6,140	—
KZT	BRC	08/10/11	26,490,000	180,155	182,552	2,397	—
MXN	CIT	04/13/11	4,400,172	360,000	369,623	9,623	—
MXN	JPM	04/13/11	6,773,399	557,000	568,978	11,978	—
MXN	JPM	04/13/11	1,644,570	135,000	138,147	3,147	—
MYR	BRC	04/04/11	2,804,145	919,000	925,842	6,842	—
MYR	BRC	05/09/11	1,250,771	413,000	412,002	—	998
MYR	JPM	05/09/11	7,393,147	2,435,000	2,435,294	294	—
MYR	BRC	05/31/11	2,296,360	748,000	755,233	7,233	—
MYR	BRC	06/03/11	1,251,927	413,000	411,649	—	1,351
MYR	BRC	07/05/11	2,599,740	858,000	853,017	—	4,983
PHP	BRC	04/04/11	25,519,200	588,000	588,000	—	—
PHP	SCB	04/04/11	11,259,170	257,000	259,428	2,428	—
PHP	BRC	04/28/11	19,835,980	458,000	456,482	—	1,518
PHP	BRC	04/28/11	17,898,475	402,665	411,894	9,229	—
PHP	BRC	05/19/11	42,180,000	980,019	969,823	—	10,196
PHP	BRC	05/27/11	58,158,620	1,352,212	1,336,801	—	15,411
PLN	CIT	04/04/11	986,076	343,443	347,259	3,816	—
PLN	BRC	04/18/11	2,021,001	702,126	710,863	8,737	—
PLN	BNP	04/29/11	6,174,077	2,122,369	2,169,610	47,241	—

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2011 (continued):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

RON	BRC	04/26/11	1,828,887	$584,094	$627,263	$43,169	$—
RSD	BRC	04/14/11	21,890,000	293,806	298,465	4,659	—
RSD	BRC	04/21/11	26,469,000	345,233	360,108	14,875	—
RSD	CIT	04/21/11	18,593,400	243,130	252,961	9,831	—
RSD	CIT	04/26/11	24,427,470	319,941	331,814	11,873	—
RSD	BRC	05/23/11	25,757,000	335,946	346,696	10,750	—
RSD	CIT	05/23/11	20,273,000	276,727	272,880	—	3,847
RSD	CIT	06/06/11	21,420,000	293,344	204,000	—	89,344
RSD	CIT	06/24/11	18,593,400	256,461	247,324	—	9,137
RSD	BRC	07/05/11	21,624,000	296,138	204,000	—	92,138
RSD	BRC	08/10/11	55,737,450	729,678	730,951	1,273	—
RSD	CIT	08/10/11	19,880,000	262,235	260,710	—	1,525
RUB	CIT	04/04/11	21,190,825	739,000	745,316	6,316	—
RUB	JPM	04/11/11	18,953,242	644,000	666,237	22,237	—
RUB	UBS	04/11/11	16,636,284	588,000	584,792	—	3,208
RUB	BRC	04/15/11	22,520,005	787,000	791,356	4,356	—
RUB	HSB	04/27/11	15,149,000	516,502	531,819	15,317	—
RUB	BRC	05/03/11	19,833,564	696,000	695,934	—	66
RUB	CIT	05/04/11	23,160,338	813,000	812,601	—	399
THB	JPM	04/07/11	12,507,050	410,000	413,463	3,463	—
THB	SCB	04/25/11	11,787,750	390,000	389,337	—	663
THB	SCB	05/09/11	12,511,150	410,000	412,937	2,937	—
THB	HSB	06/06/11	24,660,440	812,000	812,736	736	—
THB	JPM	06/24/11	11,806,275	390,000	388,663	—	1,337
TRY	BRC	04/07/11	797,181	490,000	515,777	25,777	—
TRY	BRC	04/22/11	676,128	422,000	436,367	14,367	—
TRY	JPM	04/25/11	339,752	211,000	219,164	8,164	—
TRY	JPM	04/29/11	2,429,427	1,501,500	1,566,111	64,611	—
TRY	JPM	05/31/11	2,441,439	1,501,500	1,565,146	63,646	—
UAH	ING	04/28/11	2,488,000	311,000	310,282	—	718
UAH	CIT	07/01/11	2,143,000	265,223	264,385	—	838
UAH	CIT	07/18/11	1,173,050	142,968	144,250	1,282	—
UAH	HSB	07/25/11	1,799,600	220,000	221,001	1,001	—
UAH	BRC	08/10/11	1,798,500	218,000	220,193	2,193	—
UAH	BRC	08/10/11	1,443,000	169,765	176,669	6,904	—
UAH	ING	08/16/11	1,849,000	224,211	226,118	1,907	—

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2011 (concluded):

Forward Currency Purchase Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

UAH	ING	08/16/11	1,148,000	$139,135	$140,391	$1,256	$—
UAH	BRC	08/17/11	1,137,120	138,000	139,034	1,034	—
UAH	ING	08/18/11	1,386,810	168,296	169,531	1,235	—
UAH	CIT	08/22/11	1,752,818	212,979	214,111	1,132	—
UAH	ING	08/22/11	3,200,107	394,000	390,901	—	3,099
UAH	ING	08/25/11	1,625,830	199,000	198,486	—	514
UAH	CSF	08/31/11	1,568,640	192,000	191,286	—	714
UAH	ING	09/02/11	1,138,900	140,000	138,829	—	1,171
UAH	HSB	09/06/11	1,680,960	206,000	204,750	—	1,250
UAH	ING	09/07/11	2,117,000	248,930	257,813	8,883	—
UAH	BRC	09/12/11	1,761,570	207,000	214,325	7,325	—
UGX	CIT	04/11/11	268,772,000	112,316	111,647	—	669
UGX	BRC	04/18/11	729,744,000	300,677	302,547	1,870	—
UGX	CIT	04/26/11	1,137,140,000	474,401	470,411	—	3,990
UGX	CIT	04/28/11	149,890,000	64,056	61,973	—	2,083
UGX	CIT	06/22/11	1,199,696,000	485,707	491,082	5,375	—
UGX	SCB	06/24/11	450,660,000	185,000	184,407	—	593
UGX	SCB	09/30/11	1,000,176,000	402,000	400,289	—	1,711
UGX	CIT	10/04/11	279,675,000	113,000	113,000	—	—
UYU	CIT	04/11/11	5,839,400	301,000	302,873	1,873	—
UYU	JPM	04/11/11	4,403,800	227,000	228,413	1,413	—
UYU	CIT	04/19/11	4,740,750	245,000	245,890	890	—
UYU	CIT	04/25/11	4,678,470	241,781	242,659	878	—
UYU	JPM	05/09/11	5,875,520	301,000	303,174	2,174	—
UYU	CIT	05/18/11	4,934,660	251,000	254,626	3,626	—
ZAR	JPM	09/14/11	706,636	102,000	101,996	—	4
ZMK	SCB	04/01/11	866,745,000	182,473	184,015	1,542	—
ZMK	BRC	04/07/11	747,006,000	157,264	158,544	1,280	—
ZMK	CIT	04/07/11	2,939,700,000	615,000	623,921	8,921	—
ZMK	BRC	04/14/11	3,223,470,000	683,518	683,909	391	—
ZMK	SCB	04/18/11	650,940,000	136,968	138,079	1,111	—
ZMK	SCB	05/03/11	706,507,500	150,000	149,716	—	284
ZMK	SCB	05/24/11	1,746,525,000	364,315	369,057	4,742	—

Total Forward Currency Purchase Contracts				$83,792,070	$84,810,213	$1,290,328	$272,185

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Forward Currency Sale Contracts open at March 31, 2011:

Forward Currency Sale Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	04/04/11	955,951	$585,521	$570,070	$—	$15,451
BRL	HSB	04/04/11	955,951	585,521	586,941	1,420	—
BRL	HSB	04/04/11	5,776,607	3,538,178	3,448,000	—	90,178
BRL	HSB	05/02/11	6,732,558	4,101,775	4,038,000	—	63,775
CNY	JPM	07/29/11	12,317,813	1,892,396	1,875,000	—	17,396
COP	HSB	05/16/11	136,178,983	73,041	73,038	—	3
COP	JPM	05/16/11	271,120,385	145,418	145,529	111	—
CZK	BNP	04/26/11	14,581,950	842,100	827,370	—	14,730
EUR	BRC	04/04/11	165,538	234,601	221,000	—	13,601
EUR	BRC	04/04/11	254,023	360,001	354,150	—	5,851
EUR	BRC	04/04/11	613,138	868,939	870,656	1,717	—
EUR	CIT	04/04/11	252,000	357,134	343,443	—	13,691
EUR	BRC	04/14/11	209,835	297,323	293,806	—	3,517
EUR	CIT	04/15/11	229,000	324,472	317,166	—	7,306
EUR	CIT	04/15/11	640,000	906,822	867,291	—	39,531
EUR	BRC	04/18/11	497,000	704,165	702,127	—	2,038
EUR	CIT	04/18/11	240,917	341,339	333,000	—	8,339
EUR	CIT	04/18/11	314,007	444,895	419,000	—	25,895
EUR	BRC	04/21/11	251,606	356,464	345,233	—	11,231
EUR	CIT	04/21/11	176,368	249,869	243,130	—	6,739
EUR	BNP	04/26/11	900,000	1,274,958	1,227,292	—	47,666
EUR	BRC	04/26/11	428,000	606,313	584,094	—	22,219
EUR	CIT	04/26/11	232,594	329,497	319,941	—	9,556
EUR	CAL	04/28/11	2,987,686	4,232,258	4,082,000	—	150,258
EUR	BNP	04/29/11	1,547,000	2,191,389	2,122,369	—	69,020
EUR	HSB	05/16/11	1,399,339	1,981,578	1,931,087	—	50,491
EUR	BRC	05/23/11	242,762	343,724	335,946	—	7,778
EUR	CIT	05/23/11	193,796	274,394	276,727	2,333	—
EUR	HSB	05/23/11	1,525,895	2,160,501	2,156,089	—	4,412
EUR	CIT	06/06/11	204,000	288,764	293,344	4,580	—
EUR	HSB	06/07/11	1,577,586	2,233,038	2,196,000	—	37,038
EUR	CIT	06/24/11	174,832	247,377	256,461	9,084	—
EUR	BRC	07/05/11	204,000	288,576	296,138	7,562	—
EUR	BRC	08/10/11	513,000	725,004	729,678	4,674	—
EUR	CIT	08/10/11	183,226	258,946	262,234	3,288	—
ILS	BRC	04/04/11	3,119,314	896,290	877,000	—	19,290

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Forward Currency Sale Contracts open at March 31, 2011 (concluded):

Forward Currency Sale Contracts	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

ILS	BRC	05/04/11	2,565,350	$736,207	$737,000	$793	$—
JPY	BRC	04/21/11	76,150,854	915,577	939,130	23,553	—
JPY	SCB	04/21/11	74,265,205	892,905	905,001	12,096	—
JPY	CAL	05/10/11	11,904,354	143,143	144,998	1,855	—
JPY	JPM	05/31/11	5,352,965	64,375	67,000	2,625	—
JPY	JPM	05/31/11	39,707,415	477,526	486,000	8,474	—
KES	CIT	04/05/11	41,313,000	498,047	496,551	—	1,496
KRW	SCB	04/15/11	891,332,400	812,026	812,000	—	26
KZT	HSB	04/01/11	56,874,000	390,605	390,618	13	—
KZT	BRC	05/20/11	64,040,700	440,428	437,436	—	2,992
MXN	JPM	04/13/11	8,494,605	713,563	707,000	—	6,563
MXN	JPM	04/13/11	9,825,000	825,318	800,277	—	25,041
MYR	BRC	04/04/11	2,804,145	925,842	926,837	995	—
PHP	BRC	04/04/11	17,868,920	411,726	412,296	570	—
PHP	BRC	04/04/11	18,909,450	435,702	435,000	—	702
PHP	BRC	05/27/11	32,150,860	739,001	742,000	2,999	—
PLN	CIT	04/04/11	986,076	347,259	347,828	569	—
PLN	BNP	04/29/11	2,515,266	883,880	884,978	1,098	—
PLN	CIT	04/29/11	1,225,346	430,595	431,537	942	—
RUB	CIT	04/04/11	21,190,825	745,316	745,500	184	—
TRY	BRC	04/07/11	1,508,626	976,083	946,500	—	29,583
TRY	JPM	04/25/11	1,513,170	976,100	946,500	—	29,600
ZAR	CIT	06/07/11	7,385,784	1,081,715	1,059,000	—	22,715
ZAR	JPM	09/14/11	11,065,383	1,597,186	1,552,056	—	45,130
ZMK	SCB	04/01/11	866,745,000	184,013	184,414	401	—

Total Forward Currency Sale Contracts				$52,186,719	$51,357,807	91,936	920,848

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$1,382,264	$1,193,033

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2011 (unaudited)

Currency Abbreviations:
ARS	—	Argentine Peso	MXN	—	Mexican New Peso
BRL	—	Brazilian Real	MYR	—	Malaysian Ringgit
CLP	—	Chilean Peso	PHP	—	Philippine Peso
CNY	—	Chinese Renminbi	PLN	—	Polish Zloty
COP	—	Colombian Peso	RON	—	New Romanian Leu
CZK	—	Czech Koruna	RSD	—	Serbian Dinar
EUR	—	Euro	RUB	—	Russian Ruble
GHS	—	Ghanaian Cedi	THB	—	Thai Baht
IDR	—	Indonesian Rupiah	TRY	—	New Turkish Lira
ILS	—	Israeli Shekel	UAH	—	Ukranian Hryvnia
INR	—	Indian Rupee	UGX	—	Ugandan Shilling
JPY	—	Japanese Yen	UYU	—	Uruguayan Peso
KES	—	Kenyan Shilling	ZAR	—	South African Rand
KRW	—	South Korean Won	ZMK	—	Zambian Kwacha
KZT	—	Kazakhstani Tenge

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CAL	—	Calyon Bank
CIT	—	Citibank NA
CSF	—	Credit Suisse First Boston
HSB	—	HSBC Bank USA
ING	—	ING Bank NV
JPM	—	JPMorgan Chase Bank
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2011 (unaudited)

(a)	Non-income producing security.

(b)

For federal income tax purposes, the aggregate cost was $172,124,228, aggregate gross unrealized appreciation was $22,124,594, aggregate gross unrealized depreciation was $22,229,984, and the net unrealized depreciation was $105,390.

(c)	Segregated security for forward currency contracts.

(d)	Principal amount denominated in respective country’s currency.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series F

Portfolio holdings by industry (as percentage of net assets):

Alcohol & Tobacco	1.9%
Banking	7.2
Cable Television	2.3
Computer Software	9.5
Energy Integrated	7.7
Energy Services	2.7
Financial Services	4.1
Food & Beverages	3.5
Gas Utilities	1.9
Housing	1.4
Insurance	2.6
Manufacturing	8.3
Metals & Mining	2.2
Pharmaceutical & Biotechnology	15.1
Retail	7.3
Semiconductor & Components	4.1
Technology Hardware	6.2
Telecommunications	3.2

Subtotal	91.2
Foreign Government Obligations	13.4
Short-Term Investment	0.1

Total Investments	104.7%

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments (continued)
March 31, 2011 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to readily available or reliable (including restricted or other illiquid securities such as derivative instruments), such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors. The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2011 (unaudited)

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of March 31, 2011:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2011

Assets:
Common Stocks*	$149,805,487	$—	$—	$149,805,487
Foreign Government Obligations*	—	21,985,657	—	21,985,657
Short-Term Investment	—	227,694	—	227,694
Other Financial Instruments**
Forward Currency Contracts	—	1,382,264	—	1,382,264

Total	$149,805,487	$23,595,615	$—	$173,401,102

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(1,193,033)	$—	$(1,193,033)

*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments, on pages 7 to 8 and 17, for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at the unrealized appreciation/depreciation.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the period ended March 31, 2011:

Description	Balance as of December 31, 2010	Accrued Discounts	Realized Loss	Change in Unrealized Appreciation	Purchases	Sales	Net Transfers into Level 3	Net Transfers out of Level 3	Balance as of March 31, 2011	Net Change in Unrealized Appreciation from Investments Still Held at March 31, 2011

Foreign Government Obligations	$899,155	$7,591	$(137,180)	$112,111	$—	$(657,354)	$—	$(224,323)	$—	$—

There were no significant transfers into or out of Levels 1, 2 and 3 during the period ended March 31, 2011.

Lazard Global Total Return and Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return and Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years

Board of Directors:

Class I — Directors with Term Expiring in 2012
Independent Directors:

Leon M. Pollack (70)	Director	Private Investor

Robert M. Solmson (63)	Director

Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

RFS Hotel Investors, Inc., Former Chief Executive Officer and Chairman

Interested Director:

Charles L. Carroll (50)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2013
Independent Directors:

Kenneth S. Davidson (66)(2)	Director	Davidson Capital Management Corporation, an investment manager, President (1978 – present) Aquiline Holdings LLC, an investment manager, Partner (2006 – present)

Nancy A. Eckl (48)	Director

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (51 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Lester Z. Lieberman (80)	Director	Private Investor

Class III — Directors with Term Expiring in 2014
Independent Director:

Richard Reiss, Jr. (67)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – present)
Interested Director:

Ashish Bhutani (51)	Director	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)

Each Director also serves as a Director of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C., a privately-offered fund registered under the Investment Company Act of 1940, as amended (the “Act”), and advised by an affiliate of the Investment Manager.

(2)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Fund, and thus an “interested person” (as defined in the Act) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not indentified as an “interested person” (as defined in the Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the Act).

Lazard Global Total Return and Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During the Past Five Years

Officers(2):

Nathan A. Paul (38)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (52)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (49)	Chief Compliance Officer and Assistant Secretary	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (36)	Assistant Secretary	Vice President (since March 2009) and previously Counsel (November 2006 to February 2009) of the Investment Manager; Associate at Schulte Roth & Zabel LLP, a law firm, from May 2004 to October 2006

Cesar A. Trelles (36)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)          Each officer also serves as an officer for each of the Lazard Funds.

(2)          In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return and Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc. P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.